SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☒

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)

Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)

Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)

Total fee paid:

__________________________________________________________________________________

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

__________________________________________________________________________________

2)

Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)

Filing Party:

__________________________________________________________________________________

4)

Date Filed:

__________________________________________________________________________________

Princeton Futures Strategy Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska  68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE, 2015]

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Princeton Futures Strategy Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [SHAREHOLDER MEETING DATE, 2015] at [10:00 a.m.], Eastern time, for the following purposes:

1.   To approve a New Sub-Advisory Agreement between Princeton Fund Advisors, LLC (the “Advisor”) and 6800 Capital, L.L.C., the Fund’s current sub-adviser.  No fee increase is proposed.

2.   To approve the Fund’s reliance on an order by the Securities and Exchange Commission for which the Fund has applied (“Application”) for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which will allow the Fund’s investment adviser to hire sub-advisers without shareholder approval.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 1, 2014 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [SHAREHOLDER MEETING DATE, 2015].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Princeton Futures Strategy Fund

a series

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska  68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE, 2015]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Princeton Futures Strategy Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [SHAREHOLDER MEETING DATE, 2015] at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board for the following purposes:

1.

To approve a New Sub-Advisory Agreement between Princeton Fund Advisors, LLC (the “Adviser”) with 6800 Capital, L.L.C., the Fund’s current sub-adviser (“6800”).  No fee increase is proposed.

2.

To approve the Fund’s reliance on an order by the Securities and Exchange Commission for which the Trust and the Adviser have applied (“Application”) for exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which will allow the Adviser to hire sub-advisers without shareholder approval.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 1, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Board is requesting that the shareholders of the Fund vote “FOR” the proposal approving the New Sub-Advisory Agreement.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-888-868-9501.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

THE TRUST AND 6800 Capital, L.L.C.

Background

The primary purpose of this proposal is to enable 6800 Capital, L.L.C. (“6800”) to continue to serve as the sub-adviser to the Fund.  The New Sub-Advisory Agreement is substantially similar to the prior investment sub-advisory agreement with 6800 (the “Prior Sub-Advisory Agreement”) except that the New Sub-Advisory Agreement provides additional clarity regarding the delegation of responsibilities between the Adviser and 6800, the period of “Exclusivity” has changed, and the method for calculating the sub-advisory fee been clarified, and provisions related to the Adviser and 6800’s prior notice required to terminate the New Sub-Advisory Agreement have been changed.

The period of Exclusivity; that is, the period during which 6800 will not advise, sub-advise, or license another open-end management investment company using the investment strategy it provides to the Fund, without the prior consent of the Adviser so long as Fund assets exceed $50 million, under the Prior Sub-Advisory Agreement was 24 months from the effective date of the Agreement.  Under the New Sub-Advisory Agreement, the period of Exclusivity runs from the effective date of the agreement through 24 months following the termination thereof.  Under the Prior Sub-Advisory Agreement, 6800 received a monthly fee paid by the Adviser at an annual rate equal to two-thirds of the advisory fee (the stated annual advisory fee is 180 basis points) including any recaptured fee waivers and reimbursements paid by the Fund to Adviser after the deduction of out of pocket expenses such as marketing expenses  and other subadvisory fees incurred by the Adviser.   Under the New Sub-Advisory Agreement, 6800 is still entitled to receive an annual fee equal to two-thirds of the Adviser’s “Net Advisory Fee,”  but the description of  “Net Advisory Fee” has been clarified (as described in further detail below).  The revised provisions will not result in a fee increase.  The effective date of the New Sub-Advisory Agreement will be the date shareholders of the Fund approve the New Sub-Advisory Agreement.   The New Sub-Advisory Agreement may be terminated (i) at any time by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon 60 days’ written notice to 6800; (ii) by either party hereto upon written notice to the other party in the event of a breach of any provision of the Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or (iii) by either party hereto upon at least 120 days’ written notice to the other party.  The Agreement shall not be assigned (as such term is defined in the 1940 Act) and the Agreement shall terminate automatically in the event of its assignment, or upon the termination of the Advisory Agreement.

Prior to November 30, 2014, 6800 was owned by Keck Holdings, Inc. (“Keck”), which is solely owned by Robert T. Keck, and Poplar Management, Inc. (“Poplar”), which is solely owned by John W. McDonnell, each a 50% owner of 6800.  Effective November 30, 2014, Poplar will assign its ownership interests in 6800 to Keck, and Keck will become the sole owner of 6800 (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Upon the closing of the Transaction, a “change in control” of 6800 for purposes of the 1940 Act occurred and caused the “assignment” and resulting termination of the Prior Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement.

In order for 6800 to continue to serve as sub-adviser to the Fund, the Trustees are requesting that shareholders approve a new investment advisory agreement with 6800 (the “New Sub-Advisory Agreement”).  Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  6800 has served as a sub-adviser to the Fund since its inception in 2010.  6800 believes the Transaction will not result in any interruption or decrease in the quality of services provided by 6800.  Robert T. Keck, John W. McDonnell, and Laura M. Latella of 6800 have served the Fund as portfolio managers since it commenced operations in 2010 and will continue to serve the Fund as portfolio managers after the Transaction.  The Fund’s investment objective and principal investment strategies will not change as a result of the Transaction.

At a meeting on November 11-12, 2014, the Board approved the New Sub-Advisory Agreement for the Fund, subject to shareholder approval. The Trustees also approved an interim sub-advisory agreement between the Trust, on behalf of the Fund, and 6800 (the “Interim Sub-Advisory Agreement”).  The Interim Sub-Advisory Agreement allows 6800 to continue to manage the Fund while the Trustees solicit shareholder approval for the New Sub-Advisory Agreement.  The Interim Sub-Advisory Agreement became effective upon the closing of the Transaction and is effective for 150 days from such date or until the New Sub-Advisory Agreement is approved, whichever is sooner.  The terms of the Interim Sub-Advisory Agreement are substantially similar in all material respects to those of the Prior Sub-Advisory Agreement, except that the dates of its execution and effectiveness are changed, the method of calculation of the sub-advisory fee is changed, the period of Exclusivity has changed, additional clarity is provided regarding the delegation of responsibilities between 6800 and the Adviser, and all fees earned by 6800 under the Interim Sub-Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Sub-Advisory Agreement.  Upon approval of the New Sub-Advisory Agreement by the Fund’s shareholders, the escrowed management fees will be paid to 6800.

Description of the Sub-Adviser

6800 Capital, L.L.C. is an SEC registered investment adviser located at One Palmer Square, Suite 530, Princeton, NJ 08542.  It provides investment management services to institutions, mutual fund sub-advisory clients, and individual investors, and had approximately $161.5 million dollars under management as of September 30, 2014.

When the Transaction closes, 6800 will become wholly-owned by Keck, but will remain a separate entity, distinct from Keck and other businesses in which it may engage.  6800’s management, portfolio management, compliance, legal and client service teams have also remained intact.

The name and principal occupation of each principal executive officer and each director of 6800 are listed in the chart below. The address for each is One Palmer Square, Suite 530, Princeton, NJ 08542.

NAME:	PRINCIPAL OCCUPATION:
Keck Holdings Inc.	Sole Member
Robert T. Keck	CEO, Chief Investment Officer and Chief Compliance Officer of 6800, and Shareholder and Sole Owner of Keck Holdings

Laura M. Latella	Chief Financial Officer

Description of Keck

Keck Holdings, Inc. is a Delaware corporation located at One Pamer Square, Suite 530, Princeton, NJ 08542, and is solely owned by Robert T. Keck. Keck’s only business activity is its ownership of 6800.

The Sub-Advisory Agreement

A summary of the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (together “Agreements”) is provided below. The New Sub-Advisory Agreement is attached as Appendix A to this proxy statement. The terms of the New Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed, the Exclusivity period has changed, the agreement further clarifies the delegation of responsibilities between the Adviser and 6800, and the method for calculating the Sub-advisory fee.  The termination provisions have also been changed to increase the notice period to 120 days’ for either of the Adviser or 6800 to terminate the agreement without cause. You should read the New Sub-Advisory Agreement.  The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary.

The Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or 6800 (“Independent Trustees”), most recently approved the Prior Sub-Advisory Agreement at a meeting on [May 20, 2014].  Under the terms of the Prior Sub-Advisory Agreement, 6800 received a monthly fee paid by the Adviser (not the Fund) at an annual rate equal to two-thirds of the advisory fee (the stated annual advisory fee is 180 basis points) including any recaptured fee waivers and reimbursements paid by the Fund to Adviser after the deduction of out of pocket expenses such as marketing expenses  and other subadvisory fees incurred by the Adviser.  For such compensation, 6800, at its expense, subject to the supervision of the Adviser, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Under the New Sub-Advisory Agreement, 6800 will provide portfolio management services to the Fund subject to the investment objectives, philosophy and restrictions of the Fund.  The Adviser will maintain responsibility over the day-to-day portfolio management of the Fund and will retain control over the Fund.  6800 will assist the Adviser in the management of the Fund by providing an investment model for the Adviser to use in managing the Fund’s investments and consulting services to the Adviser with respect to the investment model and the Fund’s investments.  6800 is entitled to receive an annual fee from the Adviser equal to 2/3 of the Adviser’s “Net Advisory Fee.”  The Net Advisory Fee shall be calculated as follows:  the advisory fee of 1.80% minus (i) any fee waiver, (ii) the sub-advisory fee paid to the Fund’s other sub-adviser, (iii) any other marketing allowance or other marketing expenses, as agreed to between the parties.

The New Sub-Advisory Agreement will become effective upon shareholder approval.  The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the New Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act defines a “majority of the outstanding voting securities” of a Fund as the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund. The New Sub-Advisory Agreement may be terminated at any time on 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Adviser or Sub-Adviser may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 120 days’ prior written notice to the Adviser and the Trust; or by either party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach.  The Agreements automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

As further described below in Proposal II, the Trust and the Adviser have applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to permit the Adviser, with the approval of the Board of Trustees, to appoint additional non-affiliated investment sub-advisers or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  If the SEC grants the foregoing exemptive relief, shareholders of the Fund will not be asked to approve the modification, continuation or termination of any sub-advisory arrangement involving an unaffiliated investment sub-adviser.

Prior Year Sub-Advisory Fees

For the fiscal year-ended March 31, 2014, 6800 earned sub-advisory fees in the amount of $[

].

Evaluation by the Board of Trustees

The Trustees considered the New Sub-Advisory Agreement between Princeton Fund Advisors, LLC and 6800, with respect to Fund at a meeting held on November 10-11, 2014.  The Trustees were provided with an overview of the Fund, its strategies, and information reported in the 6800's responses to a 15(c) questionnaire.  The Trustees' considered some of the key risks of the Fund, performance information, and fee and expense information of the Fund, as identified by 6800 in its 15(c) response and outlined in the prospectus.

The Trustees reviewed the change of control transaction as outlined by 6800.  The Trustees further noted 6800 indicated its belief that given Mr. Keck's existing ownership and his long-standing executive role in the management of 6800, the transaction would have little impact on 6800's investment management activities, its investment philosophy or its ability to continue to act as sub-adviser to the Fund.

Fund Counsel assisted the Trustees throughout the agreement review process. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The Trustees' conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Sub-Advisory Agreement:

Nature, Extent and Quality of Services.  The Board acknowledged that it had recently reviewed the advisory services of  6800 in May of 2014.  The Board recognized that 6800 has a veteran investment team who have years of alternative investment experience and that the relationship between the adviser and sub-adviser has been working well.  The Board noted that Keck Holdings Inc. ("Keck"), solely owned by Robert T. Keck, and Poplar Management Inc. ("Poplar"), solely owned by John W. McDonnell, each a 50% owner of the sub-adviser, have agreed that Poplar will assign its ownership of the sub-adviser to Keck, which will become the sole owner of 6800, effective November 30, 2014.  The Board noted that Mr. McDonnell has resigned as Chairman of 6800, but will remain an active member of the Investment Committee, and Mr. Keck, will assume the title of Chairman.  The Board concluded that this change in ownership should not have any material impact on 6800's services to the Fund and further concluded 6800 should continue to provide high quality service to the Fund, the Adviser, and the Fund's shareholders.

Performance. The Trustees reviewed 6800's contribution to Fund performance, noting that although returns have been negative over the last 2 year and 3 year periods, 6800 has enhanced the Fund's performance over all time periods. They considered the positive returns attributable to 6800 over the last year, outperforming the benchmark index.  The Trustees commented that 6800 has a long track record of 18 years utilizing the strategy, and noted 6800's assertion that recent negative performance has been a result of the cyclical nature of the market. After discussion, the Trustees concluded that although 6800's performance was disappointing, it was not unexpected given this asset class's challenging environment and they expect 6800's performance can potentially improve as equity markets correct.

Fees and Expenses. The Trustees noted 6800 receives a maximum of two-thirds of the Fund's advisory fee (after waivers) for its services to the Fund. They considered that 6800 is responsible for pursuing the Fund's main strategy, and further noted the total sub-advisory fees received during the last fiscal year were less than the 1.0% charged to 6800's other clients. After discussion, in consideration of the significance of 6800's role in the Fund's strategy, the Trustees determined that the fee is not unreasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by 6800 and noted it had estimated that it incurred a loss over the past fiscal year due to its relationship with the Fund, due in part to its participation in the Fund's fee waiver/expense limitation arrangement. Accordingly, the Trustees concluded excessive profitability was not a concern.

Conclusion.  Having requested and received such information from 6800 as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded the sub-advisory fee structure is reasonable and approval of the New Sub-Advisory Agreement, which will allow for the continuation of services from 6800, is in the best interests the shareholders of Princeton Futures Strategy Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

PROPOSAL II

APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION FROM CERTAIN DISCLOSURE REQUIREMENTS AND
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable the Adviser, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint additional non-affiliated investment sub-advisers or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  To do so, the Trust and the Adviser have applied for exemptive relief from the SEC (a “Manager of Managers Order”) to permit the Adviser, with the approval of the Board of Trustees, to take such actions and to permit the Adviser to keep certain information regarding sub-advisory agreements, such as the sub-advisory fees, confidential.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the applicable Fund.  Therefore, if and when the Adviser seeks to replace a sub-adviser or to hire additional sub-advisers to provide investment advisory services to the Fund, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and the Adviser or the Fund would be required to pay the costs of such activities.

The Board of Trustees of the Trust approved the filing of an application by the Trust and the Adviser for the Manager of Managers Order.

The Application for a Manager of Managers Order

The Application states that the Adviser will obtain the approval of the Board, including a majority of the Independent Trustees, when changing sub-advisers or making material changes to an existing sub-advisory agreement, but approval by shareholders of the applicable Fund will not be sought or obtained.  The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-adviser that is not affiliated with the Adviser—shareholder approval would continue to be required for such actions involving an affiliated sub-adviser.

If the Manager of Managers Order is granted, Fund sub-advisory agreements will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, the Fund will prominently disclose in its prospectus that the Adviser monitors the Fund’s sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-adviser(s) should be retained or released.  The Fund will also disclose that it operates pursuant to the terms and conditions of the Fund’s Application.

When operating under the Manager of Managers Order, the Fund would not be required to disclose in their registration statement the amount of any advisory fees paid to a sub-adviser, except for any affiliated sub-adviser.  Additionally, the Fund would not be required to disclose any sub-adviser’s compensation or any changes to such compensation or the terms of a sub-advisory agreement or any changes to such terms in any filings required to comply with Schedule 14A of the Securities Exchange Act of 1934.

The Fund will be required within 90 days of the hiring of a new sub-adviser, to furnish Fund shareholders with all information about the new sub-adviser that would be included in a proxy statement, except that only aggregate advisory fees will be disclosed.

If the Manager of Managers Order is granted, the Fund will not begin relying on the order until Fund shareholders have approved the Fund to do so.

Board Considerations

At a meeting on February 6-7, 2013, the Board of Trustees initially considered whether to approve the filing of the Application on behalf of the Trust, and the Adviser (which also serves as an investment adviser to other funds in the Trust).  The Board noted that with the Manager of Managers Order, the relevant Funds would be able to act more quickly and with less expense to replace sub-advisers when the Board and the Adviser feels that a change would benefit such Fund.  Without the Manager of Managers Order, the Board noted that a Fund could be left in the hands of a sub-adviser who would be unable to manage a Fund’s assets diligently because of unexpected changes to the sub-advisers personnel or other events.  The Board also considered that, absent such an order, in a situation where a sub-adviser has unexpectedly resigned or a change-in-control event occurs, the Trust and the affected Fund could be forced to operate without a sub-adviser, which could be highly disruptive to the operations of the Fund.

The Board concluded that permitting the Adviser and the Board to change sub-advisory arrangements when a change is in shareholders’ best interests, without incurring unnecessary delay or expense, would be appropriate and in the interests of Fund shareholders and would allow the Fund to operate more efficiently.  The Board further considered utilizing such exemptive Order, if granted, for the Fund at a meeting held on December 8-9, 2014 and approved such reliance upon Shareholder approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains 6800 as an investment sub-adviser.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting, compliance, and administrative services.

 THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Sub-Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [                ] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I and Proposal II.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The individuals named as proxies on the proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions (and your shares are not held in street name), your shares will be voted “FOR” the proposals and “FOR” or “AGAINST” any other business that may properly arise at the meeting, in the proxies’ discretion.  You may revoke any proxy prior to its exercise by filing with the Trust an instrument revoking the proxy or a duly executed Proxy bearing a later date. To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number.  In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

[To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.] As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[INSERT BENEFICIAL OWNER INFORMATION]

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

[As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies.  The Trust has engaged [      ], a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to [     ] are approximately [$           ].  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by 6800.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and 6800 will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and 6800 may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE, 2015]

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.com.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-888-868-9501.  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

Exhibit A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is made and entered into as of [___________, 2015], by and between Princeton Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company located at 1125 17th Street, Suite 1400, Denver, CO  80202 and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and 6800 Capital, LLC. (the “Subadviser”), a Delaware limited liability company also registered under the Advisers Act, with respect to the Princeton Futures Strategy Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of March 25, 2010, as amended (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the Fund’s assets, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to make recommendations for the management of all of the non-fixed income assets of the Fund (the “Assets”) during the term of this Agreement, subject to the supervision of the Board of Trustees of the Trust (the “Board”) and the Adviser (where such supervision includes the Adviser’s ability to override (by providing notice in writing to the Subadviser) the Subadviser’s recommended allocation of assets or recommendation of specific underlying funds  or other securities if the Adviser believes an investment or allocation is not consistent with the Fund’s investment guidelines as set forth in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)) and subject to the terms of this Agreement, and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to other investment funds and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments.  During the term of this Agreement. the Subadviser is hereby authorized and directed and hereby agrees to make recommendations for the management and to monitor on a continuous basis the non-fixed income investment portfolio and performance of the Fund’s Assets and to conduct a continuous program of investment, evaluation and, if appropriate, the recommendation of the sale and reinvestment of the Fund’s non-fixed income Assets, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and SAI as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time, and subject to the directions of the Adviser and the Trust’s Board of Trustees.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its assets available or to become available for investment, and generally as to the conditions of the Fund’s or the Trust’s affairs.  Adviser shall monitor the Fund’s investment portfolio on a continuous basis to insure the investment portfolio stays within the stated investment strategy and regulatory/tax requirements of the Fund as stated in the Fund’s Prospectus and SAI.  In the event Adviser determines the Fund’s investment portfolio is not in conformity with the Fund’s investment guidelines or any regulatory/tax requirements of the Fund, Adviser shall promptly notify Subadviser of the breach and Subadviser shall promptly make any recommendations for changes required to the investment portfolio to bring the Fund’s investment portfolio back within the investment guidelines or regulatory/tax requirements of the Fund.  Adviser reserves the authority to make the changes necessary to the Fund’s investment portfolio to bring the investment portfolio back into compliance with the Fund’s investment guidelines or regulatory/tax requirements.

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively), and with the reasonable instructions and directions received in writing from the Adviser or the Trustees of the Trust.  The Subadviser agrees to assist the Adviser as the Adviser may reasonably request in respect of the Fund’s compliance with the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and agrees to perform its services under this Agreement in conformity with all other applicable federal and state laws and regulations.  Without limiting the preceding sentences, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser becomes aware of and reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board to the extent they are received by the Adviser and they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code, as well as compliance tests to ensure that the Fund is in compliance with the requirements of the 1940 Act.  To aid in the performance of such tax compliance and 1940 Act compliance testing by the Adviser, the Subadviser shall provide information the Adviser reasonably requests from the Subadviser in a timely manner in order to allow the Adviser to complete any

such testing.   The Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and the requirements of the 1940 Act, and that the Subadviser has no separate and independent responsibility to test the Fund for any such compliance.  In connection with such tax compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Assets back into compliance within the time permitted under the Code thereunder.  In connection with such 1940 Act compliance tests, the Adviser shall inform the Subadviser of any such compliance issue and the Subadviser will take prompt action to rectify such compliance issue as the Adviser and Subadviser shall mutually agree.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions (if the Subadviser is not already aware of the changes) as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, make recommendations for the management of the Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser, and subject to the Subadviser’s ability to make recommendations for the allocation or reallocation of the Assets.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto; as well as any information the Adviser may reasonably request for the purpose of compliance with Subchapter M of the Code.

Voting of Proxies.  While it is not anticipated that there will be any proxies with respect to the investment recommendations provided by the Sub-Adviser, to the extent there is a proxy required to be voted the Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Assets.  The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Trust and the Adviser or its designee, a copy of such procedure, and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested in writing by the Adviser in connection with its management of the Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage.  The Subadviser is authorized, subject to the instructions and supervision of the Adviser and the plenary authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including, without limitation, purchase and sale of the Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser shall obtain the consent of the Adviser in respect of the use of a Broker prior to establishing a brokerage account with such Broker.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Assets, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Assets.

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Assets and (ii) identifying any violations which have occurred with respect to the Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this Agreement, and subsequently within six months of any material change thereto.

Books and Records.  If applicable, the Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Assets, all in such reasonable detail as the parties may reasonably agree in good faith, subject to the data to be included in such reports reasonably being available to the Subadviser.  The Subadviser will also (i) inform the Adviser in a timely manner of potential changes in portfolio managers of the Subadviser responsible for the Assets and, subject to compliance with the 1940 Act, of any changes in the ownership or management of the Subadviser, and (ii) provide to the Adviser at least ninety (90) days’ prior written notice of any event or action that may constitute an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder or a “change in “control” (as that term is interpreted under the 1940 Act) of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Board to review the Assets via telephone on a quarterly basis and in person on a less frequent basis as agreed upon by the parties.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, any exemptive orders or relief issued by the Securities and Exchange Commission, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses (unless as part of an Operating Expense Limitation Agreement agreed to by the Subadviser below), which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials (except where a change of ownership or control at the Subadviser necessitates shareholder approval of a new agreement), prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.  The Subadviser will provide periodic performance analysis and market commentary pertaining to the Fund (the “Investment Report”) during the term of this Agreement as reasonably requested by the Adviser and agreed to by the Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Investment Reports are due as soon as is practicable after the end of each relevant period.  The Adviser will submit all Investment Reports to Northern Lights Distributors, LLC (“NLD”) for their compliance review and NLD will submit the Investment Reports to FINRA for their review if required.  The Adviser is freely able to publicly distribute the Investment Reports on behalf of the Fund once all compliance reviews (NLD and/or FINRA) have been completed.

Compensation.

The stated Advisory Fee payable by the Fund to the Adviser pursuant to the Advisory Agreement is currently an amount equal to 1.80% per annum of the Fund’s average net assets,  payable monthly.

The parties agree that the Adviser shall pay the Subadviser an annual fee, payable monthly, in an amount equal to 2/3 of the Adviser’s “Net Advisory Fee”.  The Net Advisory Fee shall be calculated as follows:  the Advisory Fee minus (i) any fee waiver, (ii) the Subadvisory fee paid to Congress Asset Management, (iii) any other marketing allowance or other marketing expenses, as agreed to between the parties. The “Net Advisory Fee” shall be allocated two thirds (2/3) to the Subadviser (the “Subadviser’s Portion”) for the services provided pursuant to this Agreement and one third (1/3) to the Adviser.

The Subadviser’s Portion will be paid no later than the fifteenth (15th) business day following receipt by the Adviser of the Advisory Fee from the Fund.  The Adviser and the Subadviser hereby agree that the Adviser may waive all or a portion of the Advisory Fee or may agree to make out of pocket payments to the Fund in accordance with an Operating Expenses Limitation Agreement with the Fund.  In connection therewith, the Subadviser agrees that it shall waive the Subadviser’s Portion of the Advisory Fee for any month where Advisory Fees are waived under the Operating Expense Limitation Agreement.  The reimbursement of any Fund expenses shall be payable one third (1/3) by the Adviser and two third (2/3) by the Subadviser; and the Subadviser shall pay two third (2/3) of any such out of pocket payment to the Adviser no later than the seventh (7th) business day following notice from the Adviser; provided, however, that if the Adviser subsequently is reimbursed by the Fund for any such waived Advisory Fees or out of pocket payments in accordance with the reimbursement provisions of the Operating Expenses Limitation Agreement, the Adviser shall promptly pay the Subadviser’s Portion of any such reimbursement amount to the Subadviser.

Exclusivity.

During the term of this Agreement, the  Subadviser will not advise, subadvise, or license another open-end management investment company registered under the 1940 Act using the Fund's investment strategy; nor will the Subadviser advise, sub-advise or license the Fund’s investment strategy for or to another regulated open-end investment company as defined in the Code under Subchapter M, without the prior consent of the Adviser so long as fund assets exceed $50 million; provided, that, the Subadviser’s obligations under this Section 7(a) will continue for a period of 24 months after any termination of the term of this Agreement by the Subadviser pursuant to Section 12(b)(iii) hereof.

The restrictions in Section 7(a) hereof shall not apply to any investment company advised or sub-advised by Subadviser prior to the execution of this Agreement or to any private-placement funds, separately managed account programs or private registered investment companies launched by Subadviser at any time during the term of this Agreement.

Subadviser agrees to ensure the Fund has adequate capacity under the Subadviser’s strategy to accommodate the future growth of the Fund to at least $1 billion of assets without any negative impact on its performance due to limitations on the amount of assets available under the strategy.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Deleware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

Subadviser acknowledges that it received a copy of Adviser’s Form ADV prior to the execution of this Agreement; and

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including, without limitation, for any losses that may be sustained in the purchase, holding or sale of Assets.

The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith,or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Adviser shall not be liable to the Subadviser for indirect, punitive, special or consequential damages arising out of this Agreement.

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

The Adviser shall not be liable to the Subadviser for acts of the Adviser which result from acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

Term and Termination.

Term.  Unless sooner terminated, the term of this Agreement shall continue for an initial period of two years following the date upon which the Agreement is properly approved by the Fund’s shareholders (the “Initial Term”), and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Notwithstanding whatever may be provided herein to the contrary, the term of this Agreement may be terminated with respect to the Fund, without payment of any penalty:

At any time by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon 60 days’ written notice to the Subadviser;

By either party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By either party hereto upon at least 120 days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and the term shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

The Subadviser hereby warrants to the Adviser, that if either (i) the Advisory Agreement is terminated by the Board or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or (ii) if the term of the Advisory Agreement expires due the failure of the Board or a majority of the outstanding voting securities of the Fund to approve a continuance of the term, in either case for any reason or reasons not relating to (A) breach of contract by the Adviser, (B) failure of the Adviser to maintain its status as an SEC-registered investment adviser, or (C) the Adviser becoming subject to solicitor disqualifying events specified under Rule 206(4)-3(a)(1)(ii) under the Advisers Act, the Subadviser will not serve as adviser or subadviser to the Fund in the future.

The Adviser hereby warrants to the Subadviser, that if this Agreement is terminated by the Trust’s Board of Trustees or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) for any reason or reasons not relating to (1) breach of contract by the Subadviser, (ii) failure of the Subadviser to maintain its status as an SEC-registered investment adviser, (iii) the Subadviser becoming subject to solicitor disqualifying events specified under Rule 206(4)-3(a)(l)(ii) under the Advisers Act, or (iv) the loss or incapacity of key investment personnel at the Subadviser (as determined by the Adviser), the Adviser will resign its position as Adviser to the Fund under the “without penalty” provision or provisions of its Advisory Agreement with the Trust.

The provisions of Sections 7, 11, 16, 17, 18 and 19 shall survive any termination or expiration of the term of this Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Subadviser for its review and prior approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner.  Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.  The Subadviser hereby agrees to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction and necessary disclosures in the Fund’s registration statement, financial statements, or other documents required to be prepared and filed with the Securities and Exchange Commission (and such disclosure required to the auditor or other service providers in order to comply with the foregoing), the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof, except to the extent:

Authorized.  The Adviser or the Trust has authorized such disclosure; in the case of due diligence either party seeks to provide in connection with any sale or merger of the Adviser or Subadviser, such consent will not be withheld, so long as the recipient party has executed a non-disclosure agreement;

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known.  Such information already was known by the party prior to the date hereof;

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees (i) will not disclose the Fund’s portfolio holdings without the prior written consent of the Adviser and the Fund’s Chief Compliance Officer, and (ii) are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

6800 Capital, LLC

One Palmer Square, Suite 530

Princeton, NJ 08452

Robert Keck

Phone: 609-921-6595

Fax: 609-683-1397

Email: rkeck@6800capitalcorp.com

If to the Adviser:

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

Greg Anderson, Chief Investment Officer

Phone:  303-382-2855

Fax:  303-382-28888

Email: greg.anderson@mtyale.com

Dispute Resolution.  To the extent not inconsistent with applicable law, the Adviser and Subadviser agree to submit any material dispute to arbitration by the American Arbitration Association ("AAA") in accordance with its rules then prevailing.  However, the Adviser and Subadviser agree that forum shall be the city of the non-complaining party.  Additionally, the Adviser and Subadviser acknowledge that by agreeing to dispute resolution under arbitration (i) each party is giving up the right to sue the other in court, including the right to a trial by jury, except as provided by the rules of the AAA in the arbitration forum in which a claim is filed; (ii) arbitration awards are generally final and binding and a party’s ability to have a court reverse or modify an arbitration award is very limited; (iii) the ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings; (iv) the arbitrators do not have to explain the reason(s) for their award; (v) the arbitrator or panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry; (vi) the rules of AAA in some arbitration forums may impose time limits for bringing a claim in arbitration, yet in some cases, a claim that is ineligible for arbitration may be brought in court; and (vii) the rules of the AAA and the forum in which the claim is filed, and any amendments thereto, shall be incorporated into this Agreement.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:

Princeton Fund Advisors, LLC

                             By:__________________________________

                             Name: Greg Anderson

                             Title: Chief Investment Officer

                            SUB-ADVISER:

                            6800 Capital, LLC

                             By:__________________________________

                             Name:  ___________

                             Title:  _____________

 [LOGO]

PROXY CARD

PRINCETON FUTURES STRATEGY FUND

a series of the Northern Lights Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE, 2015]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE], 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________                   _____________

Signature

Date

________________________________________                 _____________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free “insert Touchtone #” and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy materials, they are available at www.proxyonline.com.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

PROXY CARD

PRINCETON FUTURES STRATEGY FUND

a series of the Northern Lights Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE, 2015]

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. 2.

To approve a new Sub-Advisory Agreement between Princeton Fund Advisors, LLC and 6800 Capital, L.L.C. with respect to the Princeton Futures Strategy Fund.

To approve the Fund’s reliance on an Order by the SEC for exemption from certain disclosure requirements and under various Rules and Forms of the 1940 Act.

	□ □	□ □	□ □

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com

“Scanner Bar Code”